UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2024

Nuveen Churchill Private Credit Fund
(Exact name of registrant as specified in its charter)

Delaware	000-56659	99-6603992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 478-9200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

On November 8, 2024, Nuveen Churchill Private Credit Fund, a Delaware statutory trust (the “Company”), and Churchill Asset Management LLC, its investment adviser (the “Adviser”), entered into an amendment (the “Amendment”) to the management and incentive fee waiver agreement, previously entered into by and between the Company and the Adviser on August 19, 2024 (the “Fee Waiver Agreement”). Pursuant to the Fee Waiver Agreement, notwithstanding the fees payable to the Adviser by the Company under the Investment Advisory Agreement dated July 23, 2024 (the “Investment Advisory Agreement”), the Adviser agreed to (a) waive 100% of the management fee payable to the Adviser and (b) waive 100% of the incentive fee based on income payable to the Adviser for the period beginning June 29, 2024 through October 31, 2024. Pursuant to the Amendment, the period for which the waiver of fees payable under the Investment Advisory Agreement shall apply has been extended from October 31, 2024 to the later of December 31, 2024 or the closing of the Company’s proposed transaction with Nuveen Churchill Private Capital Income Fund, a Delaware statutory trust (“PCAP”), pursuant to which the Company will sell to PCAP substantially all of its assets, and PCAP will assume the Company’s liabilities, for total consideration equal to the Company’s net asset value as of the determination date agreed to by the parties.

For the avoidance of doubt, neither the Fee Waiver Agreement nor the Amendment amended the calculation of the management fee or the incentive fee based on income as set forth in the Investment Advisory Agreement. Other than the waiver contemplated by the Fee Waiver Agreement and the Amendment, the terms of the Investment Advisory Agreement will remain in full force and effect.
The foregoing description is only a summary of the material provisions of the Fee Waiver Agreement and the Amendment, and is qualified in its entirety by reference to a copy of the Fee Waiver Agreement, which was filed as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2024 and is incorporated by reference herein, and to a copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 1 to the Management and Incentive Fee Waiver Agreement by and between Nuveen Churchill Private Credit Fund and Churchill Asset Management LLC, dated November 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Churchill Private Credit Fund

Date: November 13, 2024	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President